SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934    (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

			BIOJECT MEDICAL TECHNOLOGIES INC.
- -----------------------------------------------------------------------------
	       (Name of Registrant as Specified In Its Charter)


- -----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
	  0-11.
    1)  Title of each class of securities to which transaction applies:
    _________________________________________________________________________

    2)  Aggregate number of securities to which transaction applies:
    _________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ________________________________________________________________________
    4)  Proposed maximum aggregate value of transaction:
    _________________________________________________________________________
    5)  Total fee paid:
    _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:

____________________________________________________________________________
    2)  Form, Schedule or Registration Statement No.:

_____________________________________________________________________________
    3)  Filing Party:

_____________________________________________________________________________
    4)  Date Filed:

_____________________________________________________________________________

			Bioject Medical Technologies Inc.
			    7620 SW Bridgeport Road
			       Portland OR 97224


August 9, 1996



Dear Shareholders:

     You are cordially invited to attend the 1996 annual meeting of the shareholders of BIOJECT MEDICAL TECHNOLOGIES INC., to be held at the Oregon Convention Center, 777 NE Martin Luther King Jr. Blvd., Room C120-122, Portland, Oregon, on Thursday, September 19, 1996 at 9:00 a.m., Pacific Daylight Time.

     The matters to be acted upon at the meeting -- to elect the Board of Directors; to amend the Company's 1992 Stock Incentive Plan; and to transact such other business as may properly come before the meeting -- are described in the attached Notice of Meeting and Proxy Statement.

     We believe the annual meeting provides an excellent opportunity for shareholders to become better acquainted with BIOJECT and its board members and officers. Although we would like very much to have each shareholder attend the 1996 meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, it is important that your shares be represented. Therefore, we urge you to complete, sign and return the enclosed proxy as soon as possible.

     If you return your proxy promptly, you can help your Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. If you decide between now and September that you can attend the meeting in person, you may revoke your proxy at that time and vote your shares at the meeting.

     We appreciate your continued support of Bioject and look forward to greeting you personally at the meeting or receiving your proxy.

					 Sincerely,


				      /S/ JAMES C. O'SHEA
				      _________________________________
				      James C. O'Shea
				      Chairman of the Board, President
					and Chief Executive Officer

		      BIOJECT MEDICAL TECHNOLOGIES INC.
		 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of the shareholders of BIOJECT MEDICAL TECHNOLOGIES INC. (the "Company") will be held on Thursday, September 19, 1996, at 9:00 a.m., Pacific Daylight Time, at the Oregon Convention Center, 777 NE Martin Luther King Jr. Blvd., Room C120-122, Portland, Oregon, for the following purposes:

     1.     To elect six directors for the ensuing year;

     2. To amend the 1992 Stock Incentive Plan to extend the date on which Awards may be made under the Plan;

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     These matters are more fully described in the proxy statement accompanying this Notice.

     Accompanying this Notice of Meeting is a proxy statement and a form of proxy, together with the annual report of the Company containing the consolidated financial statements of the Company for the year ended March 31, 1996, and the auditors' report on the financial statements. The Company's first quarter report is also included. Only holders of common stock of record at the close of business on August 2, 1996 will be entitled to vote at the Annual Meeting of Shareholders and any adjournments thereof.

     Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed form of proxy directly to American Stock Transfer and Trust Co., postage prepaid. A proxy will not be valid unless it is received at the office of American Stock Transfer and Trust Co., 40 Wall Street, 46th Floor, New York, New York 10005 before the time fixed for the meeting.

     DATED at Portland, Oregon, this 9th day of August, 1996.

				   BY ORDER OF THE BOARD


				   /S/ PEGGY JARVIS MILLER
				   _______________________________
				   Peggy Jarvis Miller
				   Vice President, Chief Financial
				   Officer and Secretary

		      BIOJECT MEDICAL TECHNOLOGIES INC.

			      TABLE OF CONTENTS



MANAGEMENT SOLICITATION

APPOINTMENT AND REVOCABILITY OF PROXIES

VOTING OF PROXIES

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

PROPOSAL #1: ELECTION OF DIRECTORS
     Board of Directors Composition, Compensation and Committees

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
     Biographical Information
     Executive Compensation
     Grant of Stock Options
     Option Exercises and Fiscal Year End Values
     Report on Repricing of Options/SAR's
     Employment Contracts
     Escrowed Shares
     SEC Filings

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEES ON EXECUTIVE COMPENSATION
     Base Salary
     Annual Incentives
     Long-Term Incentives
     Compensation Committee Interlocks and Insider Participation

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK PERFORMANCE CHART

PROPOSAL #2:  AMENDMENT TO 1992 STOCK INCENTIVE PLAN
     Awards and Eligibility
     Purposes
     Options
     Stock Bonuses
     Stock Sales
     Stock Appreciation Rights
     Tax Consequences to the Company and its Subsidiaries
     Tax Consequences to Recipient
     Changes in Capital Structure

OTHER MATTERS TO BE ACTED UPON

SHAREHOLDER PROPOSAL AND NOMINATION PROCEDURES FOR THE MEETING

ANNUAL REPORT

INDEPENDENT ACCOUNTANTS

PROPOSALS OF SHAREHOLDERS FOR THE 1997 ANNUAL MEETING OF
 SHAREHOLDERS

		      BIOJECT MEDICAL TECHNOLOGIES INC.
			       PROXY STATEMENT
			     as of August 9, 1996
MANAGEMENT SOLICITATION

     This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BIOJECT MEDICAL TECHNOLOGIES INC. (the "Company"), for use at the annual general meeting (the "Meeting") of shareholders of the Company to be held on September 19, 1996, at the time and place and for the purposes set forth in the Notice of Meeting.

     The form of proxy accompanying this information circular is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. In addition, the Company has retained the services of Allen Nelson & Co. to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, telex, facsimile, telegraph or messenger. The Company estimates it will pay Allen Nelson & Co. its customary and reasonable fees not expected to exceed $3,000, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. The Company will also pay persons holding shares of the common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by the Company.

     The approximate mailing date of the Notice of Meeting, proxy statement and form of proxy is August 9, 1996.

APPOINTMENT AND REVOCABILITY OF PROXIES

     The persons named in the accompanying form of proxy are officers of the Company.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

       (i) signing another proxy bearing a later date and depositing it in the manner set forth in the Notice of Meeting;

      (ii) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Meeting at any time before the time fixed for the Meeting or an adjournment thereof or with the chairman of the Meeting on the day of the Meeting or an adjournment thereof; or

     (iii) attending the Meeting or an adjournment thereof, and casting a ballot in person.

     Such revocation will have effect only in respect of those matters which have not already been acted upon. Additional proxy forms may be obtained by calling or writing to American Stock Transfer & Trust Co., Shareholder Services, 40 Wall Street, 46th Floor, New York, NY 10005. Telephone: (718) 921-8200.

VOTING OF PROXIES

     The securities represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly.
The form of proxy confers authority upon the named proxyholder with respect to matters identified in the accompanying Notice of Meeting. If a choice with respect to such matters is not specified, it is intended that the person designated by management in the form of proxy will vote the securities represented by the proxy in favor of each matter identified in the proxy statement and for election to the Board of Directors the nominees named in this proxy statement. The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters which may properly come before the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The voting securities of the Company consist of common stock without par value (the "Common Shares"). The Record Date has been fixed in advance by the directors as August 2, 1996, for the purpose of determining shareholders entitled to a notice of and to vote at the Meeting. Each share issued at the time of the Record Date carries the right to one vote at the Meeting. As of August 2, 1996, a total of 15,616,712 shares of the Company's common stock were issued and outstanding.

     The presence in person or by proxy of holders of record of a majority of the outstanding Common Shares is required to constitute a quorum for the transaction of business at the Meeting. If a quorum is present, the five nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting shall be elected directors. For all other matters to come before the Meeting, a proposal will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal. Abstentions and broker "non-votes" will be considered represented at the Meeting for the purpose of calculating a quorum, but will have no other effect on the election of directors or any other matter to come before the Meeting.

     The following tables set forth certain information concerning the beneficial ownership of the Company's common stock at June 30, 1996, by: (i) each person known by the Company to own beneficially more than 5 percent of the outstanding capital stock of the Company; (ii) each of the directors; and
(iii) all directors and officers as a group. Each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned, except as indicated:

							     NUMBER OF SHARES    PERCENTAGE
							     BENEFICIALLY        BENEFICIALLY
NAME OF BENEFICIAL OWNER                                     OWNED (1)           OWNED
__________________________________________________           ________________    ____________
Carl E. Wilcox (2)
851 SW Sixth, Suite 1500, Portland, Oregon 97204             1,726,500           10.9%

Hambrecht & Quist
      50 Rowes Wharf, Boston, Massachusetts  02110           1,003,000            6.4

James C. O'Shea (3)                                            271,541            1.7

William A. Gouveia (4)                                          43,750            *

John Ruedy, MD (5)                                             103,250            *

Cecil E. Spearman (5)                                           68,250            *

Grace Keeney Fey (6)                                             9,750            *

Peggy J. Miller (7)                                            123,653            *

Arthur S. Przybyl (8)                                          112,500            *

All Directors and Executive
  Officers as a Group (9 persons) (2)(9)                       752,928            4.6

_________________________________________
*     Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons names in the table above have sole voting and investment power with respect to all shares of common stock as shown as beneficially owned by them.

(2) Includes 1,500,000 shares owned by WAM Partnership. WAM Partnership is an Oregon general partnership. The partners of WAM Partnership are Mr. Wilcox, a founder and former Chairman and C.E.O. of the Company, and Mr. J. Thomas Morrow, a founder of the Company and former director. Mr. Wilcox, as managing partner, votes shares of common stock owned by the Partnership. See "Executive Compensation and Other Transactions -- Escrowed Shares." Also includes options to purchase 200,000 shares of common stock which are presently exercisable.

(3)  Includes 250,000 options which are vested and exercisable.

(4) Consists entirely of options to purchase common stock which are presently exercisable. Does not include 8,750 option shares which become exercisable after 60 days.

(5) Includes 61,250 options to purchase shares of common stock which are presently exercisable. Does not include 8,750 options shares which become exercisable after 60 days.

(6) Includes 8,750 options to purchase shares of common stock which are presently exercisable. Does not include 8,750 option shares which become exercisable after 60 days.

(7) Includes 115,000 options to purchase shares of common stock which are vested but do not become exercisable until January 29, 1997. Does not include 12,500 option shares which become vested and exercisable after 60 days.

(8) Consists entirely of options to purchase shares of common stock which are vested but do not become exercisable until January 29, 1997.

(9) Includes options to purchase an aggregate of 666,250 shares of Common Stock, 400,000 of which are presently exercisable, 52,500 of which are vested and become exercisable on November 3, 1996 and 213,750 of which are vested but do not become exercisable until January 29, 1997.

     All of the outstanding capital stock of Bioject Medical Systems Ltd. is owned by the Company. All the outstanding capital stock of Bioject Inc. is owned by the Company and Bioject Medical Systems Ltd.

PROPOSAL #1: ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide for the holders of Common Shares to elect a Board of Directors at the 1996 Meeting.

     Each director elected will hold office until the next annual general meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the articles of the Company or he becomes disqualified to act as a director.

     The following table sets forth the names and ages of the current directors and director nominee of Bioject Medical Technologies Inc., each of whom is nominated for election.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

								 YEAR ELECTED
   NAME                   AGE       POSITION                       DIRECTOR
   ------------------    -----      -------------------------    ------------

   James C. O'Shea        51        Chairman, Chief Executive
				     Officer and President           1995
   John Ruedy, M.D.       64        Director(a)(b)                   1987
   Cecil E. Spearman      64        Director(c)(d)                   1987
   William Gouveia        54        Director(b)(c)                   1994
   Grace Keeney Fey       50        Director(a)(d)                   1995
   Eric T. Herfindal      55        Director Nominee                 ----
_____________

(a)  Member of Stock Option Committee
(b)  Member of Compensation Committee
(c)  Member of Nominating Committee
(d)  Member of Audit Committee

     JAMES C. O'SHEA has served as Chairman and Chief Executive Officer of the Company since March 1995. Prior to joining Bioject, he was President and Chief Operating Officer of Biopure Corporation, a developer of red blood cell substitutes. Prior to 1989, Mr. O'Shea was Executive Vice President of Marketing and Scientific Affairs at Delmed Inc., a manufacturer of peritoneal dialysis solutions and parenteral products. Mr. O'Shea holds a bachelors degree from Rutgers University. He is a member of the Board of Directors of publicly-owned Photographic Sciences Corporation, serving as Chairman of the Compensation Committee and previously serving as Chairman of the Executive Committee.

     JOHN RUEDY, M.D. has served as a director of the Company since 1987. Since July 1992, he has served as Dean of the Faculty of Medicine at Dalhousie University in Halifax, Nova Scotia. From 1978 through June 1992, Dr. Ruedy served as Professor of Medicine at the University of British Columbia and Head of the Department of Medicine at St. Paul's Hospital, Vancouver, British Columbia. Since 1966, he has held an appointment to the Department of Medicine and Pharmacology at McGill University and was Chairman of the Department of Pharmacology and Therapeutics from 1975 through 1978. Dr. Ruedy is also serving as a director for the Canadian AIDS Clinical Trials Network.

     CECIL E. SPEARMAN joined the Company as a director in 1987. Since June 1981, Mr. Spearman has been Chief Executive Officer of Spearman Industries, Inc., which owns and operates tennis and fitness clubs. Since May 1979, Mr. Spearman has also acted as an independent consultant to marketing and manufacturing companies in the healthcare industry. From 1989 to November 1990, he was Chief Executive Officer and Director of Safety-Ject Medical Products Ltd., a medical device manufacturer. From May 1973 to March 1979, Mr. Spearman was President of Bergen Brunswig Corp.'s medical supply division. From October 1968 to May 1973, he was Vice President and General Manager for American Hospital Supply.

     WILLIAM A. GOUVEIA was elected a director of the Company in January 1994. Mr. Gouveia serves in two capacities at Boston's New England Medical Center:
Director of Pharmacy (1972 to present) and Special Assistant for Pharmaceutical Research and Development (1989 to present). He has the following faculty appointments: Associate Professor of Medicine at Tufts University School of Medicine (1995), Adjunct Clinical Professor of Pharmacy at Massachusetts College of Pharmacy and Allied Health Professions, and Adjunct Professor at Northeastern University Bouve College of Pharmacy and Health Sciences. He holds an M.S. in Hospital Pharmacy from Northeastern University (1966). He has published over 75 articles in leading healthcare journals, as well as numerous book chapters, and has delivered presentations in the U.S. and international health care organizations and colleges. In 1984, he founded the Massachusetts-based Chartwell Home Therapies. He is a Fellow of the American Society of Health-System Pharmacists (ASHP) and has served as chair and member of various committees of the ASHP.

      GRACE K. FEY, CFA, was elected a director of the Company in October 1995. Ms. Fey is Executive Vice President and Director of Frontier
Capital Management Company, a Boston-based investment management firm, Since 1988. From 1986 to 1988, she was a Senior Vice President of Investment Management Associates, an investment management firm. From 1980 to 1986, Ms. Fey was Vice President of Winchester Capital Management, also an investment management firm.

     ERIC T. HERFINDAL has served as Senior Vice President of Axion Healthcare, Inc., a disease management company, since 1993 and has also served as Senior Vice President of OnCare Inc., an oncology physician practice management company and subsidiary of Axion, since 1993. Prior to joining Axion, he served for over 20 years as a Professor of Clinical Pharmacy, School of Pharmacy, at the University of California Medical Center in San Francisco, where he is currently a Professor Emeritus. He holds a Doctorate in Pharmacy from the University of California, San Francisco, and a Masters in Public Health from the University of California, Berkeley. He is the author of twenty-five articles and the editor or co-editor of ten books in the field of pharmacy, including the TEXTBOOK OF THERAPEUTICS: DRUG AND DISEASE MANAGEMENT, currently in its sixth edition. Dr. Herfindal has been active in various professional organizations, serves on a number of editorial and advisory boards, and is a frequent lecturer at national and international healthcare meetings.

BOARD OF DIRECTORS COMPOSITION, COMPENSATION AND COMMITTEES. The Board of Directors is currently composed of five members, one of whom is an employee of the Company. Following the shareholder vote, the Board will be composed of six members, one of whom is an employee of the Company.

	  All directors hold office for one year or until their successors have been elected and qualified. There are no family relationships between any of the directors, director nominee or executive officers of the Company.

      The Company pays its directors no annual cash or per meeting compensation for services. Under the terms of the 1992 Stock Incentive Plan, each non-employee director is automatically awarded an option to purchase 17,500 shares of the Company's common stock immediately following the close of each annual shareholders' meeting, at an exercise price equal to the fair market value on date of the grant. Such options are vested and exercisable with respect to one-half of the shares at six months from the date of grant with the remaining shares vested and exercisable six months thereafter. The options expire eight years after grant unless previously exercised or terminated due to termination of service.

      There were eight meetings of the Board of Directors during the last fiscal year. Except for one telephonic meeting for which Ms. Fey was not present, each of the incumbent directors being nominated for re-election attended all meetings of the Board of Directors and committees on which they served.

      There are four standing committees of the Board of Directors -- the Audit Committee, Stock Option Committee, Compensation Committee and the Nominating Committee. The Audit Committee meets with the Company's independent accountants to review the scope and findings of the annual audit and accounting policies and procedures of the Company which are then reported by the committee to the directors of the Company. The Stock Option Committee administers the 1992 Stock Incentive Plan. The Compensation Committee administers cash compensation for the executive officers. The Nominating Committee reviews and recommends to the full Board nominees for directors of the Company to be submitted for election at the next annual shareholders' meeting. The Audit Committee met one time during fiscal 1996. The Stock Option Committee met one time during fiscal 1996. The Compensation Committee met two times during fiscal 1996 and took action by resolution six additional times. The Nominating Committee met one time during fiscal 1996.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     The following individuals comprise the executive officers of the Company:

								 Year Elected
Name                   Age   Position                               Officer
- ---------------------  ---   --------------------------------    ------------
James C. O'Shea         51    Chairman, Chief Executive
			       Officer and President                  1995

Peggy J. Miller         49    Vice President, Chief Financial
			       Officer and Secretary/Treasurer        1993

Steven F. Peterson      47    Vice President of Product
			       Development of Bioject Inc.            1993

Richard R. Stout, M.D.  43    Vice President of Clinical Affairs
			       of Bioject Inc.                        1994

J. Michael Redmond      36    Vice President, Sales and Marketing
			       of Bioject Inc.                        1996

BIOGRAPHICAL INFORMATION.
     JAMES C. O'SHEA. Please see biography information in section "ELECTION OF DIRECTORS."

     PEGGY J. MILLER joined Bioject as Chief Financial Officer, Vice President and Secretary/Treasurer, in February 1993. From April 1991 to January 1993, Ms. Miller was Vice President for Finance at Oregon Health Sciences University, an academic health sciences center. From September 1987 to April 1991, she was Senior Manager at Arthur Andersen & Co., independent public accountants. From July 1985 to September 1987, she served as Vice President Finance of ALPKEM Corporation, a manufacturer and distributor of automated blood analyzers and supplies to hospitals and clinics. Prior to June 1985, she served as an Audit Manager at Price Waterhouse, independent public accountants. Ms. Miller is a Certified Public Accountant and serves on the Board of Directors of CHAP, the Community Health Accreditation Program, an affiliate of the National League for Nursing.

     STEVEN F. PETERSON joined the Company in May 1991 as Director of Regulatory Affairs. He served as Director of Product Development and Manufacturing Engineering of Bioject Inc. from April 1992 and was promoted to Vice President of Research and Development in fiscal 1994. From June 1978 to May 1991, he held various management positions for subsidiaries of Baxter Healthcare Corp. specializing in medical products. From April 1973 to June 1978, Mr. Peterson was manager of quality engineering for ITT Telecommunications, a manufacturer of electronic telephone switching equipment.

     RICHARD R. STOUT, M.D. joined the Company in April 1994 as Director of Clinical and Regulatory Affairs. He was promoted to Vice President of Clinical Affairs in December 1994. From 1992-1993 he was the Director of Clinical and Regulatory Affairs at EndoVascular Instruments, Inc., a developer of surgical devices and methods for endarterectomy and intraluminal graft placement. Dr. Stout acted as the Manager of Tachycardia Clinical Studies at Telectronics Pacing Systems from 1990-1992, an international medical device company involved in manufacturing and distributing cardiac pacemakers and implantable defibrillators. From 1987 to 1989, Dr. Stout was Director of Medical Programs at Biotronic Inc., also a manufacturer and distributor of implantable cardiac pacemakers.

     J. MICHAEL REDMOND was appointed Vice President of Sales and Marketing effective February 8, 1996. Mr. Redmond has twelve years of experience in medical marketing and product sales. Prior to joining the Company he was Director of Business Development and Director of Sales and Marketing for Kollsman Inc. Kollsman is a private label developer and manufacturer of medical instrumentation. He also held positions with Abbott Laboratories in the diagnostics division and in product management.

EXECUTIVE COMPENSATION. The following table sets forth the cash compensation paid by the Company to its Chief Executive Officer and to the other executive officers having salary and bonus compensation greater than $100,000 (collectively the "named executive officers"), for services rendered to the Company during the fiscal years ended March 31, 1996, 1995 and 1994.

		      Summary Compensation Table

										    Long-Term
						 Annual Compensation                Compensation   All
Name and Principal            Fiscal  _________________________________________     Option         Other
Position (1)                   Year    Salary         Bonus          Other          Awards(2)      Compensation
________________________      ______  _________________________________________     ___________   _____________
James C. O'Shea                1996   $ 192,737(3)           -       $  4,117(4)    500,000(5)    $ 146,996(6)
Chairman, Chief Executive      1995           -(3)           -              -             -               -
Officer and President          1994           -              -              -             -               -

Arthur S. Przybyl              1996     115,385(7)           -          3,300(8)    112,500(9)       49,000(7)
Former President and           1995     119,091              -          4,200(8)    200,000(9)            -
Chief Operating Officer        1994      18,192(10)          -            600(8)          -               -

Peggy J. Miller                1996     105,000              -              -       127,500(11)           -
Vice President, Chief          1995      99,835          3,325(12)          -        75,000(13)           -
Financial Officer and          1994      92,693         28,037(14)          -         5,000(15)           -
Secretary / Treasurer

________________________

(1) No other executive officers had salary and bonus compensation greater than $100,000 in fiscal 1996.

(2) The Company has in effect one major long-term compensation plan, the 1992 Stock Incentive Plan, through which all employees, officers and non-employee consultants of the Company may be awarded incentive and non-statutory stock options, stock bonuses, stock appreciation rights and restricted stock under terms and performance criteria as determined by a committee of the Board of Directors. Non-employee directors are also awarded options to purchase a fixed number of shares on an annual basis. The 1992 Stock Incentive Plan was approved by the Company's shareholders on November 20, 1992. Amounts listed reflect the number of options granted in the respective fiscal years, the exercise prices for which were greater than or equal to the fair market value of the Company's common stock on the date of grant.

       The Company also has a 401(k) Retirement Benefit Plan for its employees including its executive officers which provides for voluntary employer matches of employee contributions up to 6% of salary and for discretionary profit sharing contributions to all employees. Such employer contributions may be made in cash or common stock.

(3) Mr. O'Shea was appointed Chairman and Chief Executive Officer on March 28, 1995 and commenced his salaried employment with the Company on April 10, 1995.

(4) Represents supplemental life and disability insurance premiums paid pursuant to an employment agreement with Mr. O'Shea. No other executive officers are entitled to this benefit.

(5) In connection with his employment, Mr. O'Shea was granted options to purchase 500,000 shares of common stock of which 150,000 option shares vested immediately, 150,000 option shares vesting one-half on April 10,1996 and one-half on April 10, 1997, and 200,000 option shares vesting one-half on April 10, 1997 and one-half on April 10, 1998.

(6) In connection with the commencement of Mr. O'Shea's employment with the Company, he was reimbursed his moving expenses including the costs of selling his former residence, transportation and storage of household goods, certain other incidental moving expenses and a gross-up for taxes incurred on these reimbursements.

(7) Mr. Przybyl resigned from the Company effective January 26, 1996. He was granted severance totalling $49,000.

(8)    Mr. Przybyl received an automobile allowance of $300 per month.

(9) 200,000 options were granted on July 8, 1995 and with 50,000 vesting immediately, 100,000 vesting on February 1, 1996, and 50,000 vesting on February 1, 1997. On January 26, 1996, these 200,000 options were cancelled and replaced with an option to purchase 112,500 shares of the Company's common stock at $1.25 per share. The new options vested immediately, become exercisable on January 29, 1997, and expire on July 29, 1998. Acceleration of expiration in the event of employment termination was waived.

(10)   Mr. Przybyl joined the Company on February 1, 1994.

(11) On January 26, 1996, Ms. Miller was granted 127,500 options with 101,250 vesting immediately and become exercisable on January 29, 1997, 12,500 vesting on February 1, 1996 and becoming exercisable on January 29, 1997, 1,250 vesting on July 31, 1996 and becoming exercisable on January 29, 1997 and 12,500 vesting and becoming exercisable on February 1, 1997. These options replaced 75,000 options granted in fiscal 1995, 5,000 options granted in fiscal 1994 and 90,000 options granted in fiscal 1993.

(12) The fiscal 1995 bonus for Ms. Miller consists of 1,000 shares of the Company's common stock valued at fair market value at the date of grant with the gross-up for withholding taxes.

(13) These options were granted July 8, 1994 of which 25,000 vested immediately and the remaining 50,000 vesting at the rate of one-third on each successive February 1.

(14) The fiscal 1994 bonus for Ms. Miller consists of 4,000 shares of the Company's common stock valued at fair market value at the date of grant with a gross-up for withholding taxes.

(15) These options were granted August 1, 1993 vesting one-third on each successive anniversary of the date of grant.

GRANT OF STOCK OPTIONS. Shown below is information on grants of stock options pursuant to the Company's 1992 Stock Incentive Plan during the fiscal year ended March 31, 1996 to the named executive officers. No stock appreciation rights were granted during fiscal 1996.

				  OPTION GRANTS IN LAST FISCAL YEAR

				   INDIVIDUAL GRANTS
		   _________________________________________________      Potential Realizable
			       Percentage of                              Values at Assumed
			       Total Options                              Annual Rates of Stock
			       Granted to     Exercise or                 Price Appreciation for
		   Options     Employees in   Base Price   Expiration     Option Term (8)
Name               Granted     Fiscal 1996    (per share)  Date           5%         10%
_______________    _______     ______________ ___________  __________     ________   ________

James C. O'Shea    150,000(1)        11%        $2.69       05/24/05      $24,085    $277,357
		   150,000(2)        11          3.50       05/24/05            -     155,857
		   200,000(3)        15          4.50       05/24/05            -       7,810

Arthur S. Przybyl  112,500(4)        11          1.25       07/29/98       23,574      49,028

Peggy J. Miller     67,500(5)         5          1.25       01/17/01       23,311      51,512
		     3,750(6)         -          1.25       07/31/00        1,153       2,519
		    56,250(7)         4          1.25       01/31/02       23,913      54,250

_____________________

(1) These options vested immediately upon grant and became exercisable November 25, 1995. Fair market value of the Company's common stock on the date of grant was $1.75 per share.

(2) These options become vested and exercisable one-half on April 10, 1996 and one-half on April 10, 1997. Fair market value of the Company's common stock on the date of grant was $1.75.

(3) These options become vested and exercisable one-half on April 10, 1997 and one-half on April 10, 1998. Fair market value of the Company's common stock on the date of grant was $1.75.

(4) These options vested immediately and become exercisable on January 29, 1997. They replace 200,000 options shares priced at $4.00 or more per share of which 150,000 would have been vested and exercisable on February 1, 1996.

(5) These options vested immediately and become exercisable on January 29, 1997. They replace 90,000 fully vested option shares priced at $4.25 per share.

(6) Of this total, 2,500 options vested immediately and become exercisable on January 29, 1997. The remaining balance become vested on August 1, 1997 and exercisable on January 29, 1997. These options replace 5,000 option shares priced at $5.00 per share of which two-thirds were vested and exercisable at the date of replacement.

(7) Of this total, 43,750 options vested immediately or on February 1, 1996, and become exercisable on January 29, 1997. The remaining balance become vested and exercisable on February 1, 1997. They replace 75,000 option shares priced at $4.00 per share, all of which except for 16,667 options were vested and exercisable at the date of replacement or immediately thereafter on February 1, 1996.

(8) Potential realizable value is based on the assumption that the stock price of the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the applicable option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance. The actual value, if any, which may be realized by any officer will vary based on exercise date and the market price of the related common stock when sold.

OPTION EXERCISES AND FISCAL YEAR END VALUES. Shown below is information with respect to exercised options and unexercised options to purchase the Company's common stock granted in fiscal 1996 and prior years to the named executive officers and held by them at March 31, 1996. None of the named executive officers exercised any stock options during fiscal 1996. No stock appreciation rights were outstanding or exercised during fiscal 1996.

		Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

				Number of Unexercised               Value of Unexercised
				Options held at                     In-the-Money Options
				March 31, 1996                      March 31, 1996(1)
			______________________________     __________________________________

Name                    Exercisable      Unexercisable     Exercisable         Unexercisable
__________________      ___________      _____________     ___________         _____________
James C. O'Shea           150,000           350,000              -                       -

Arthur S. Przybyl               -           112,500              -                   7,031

Peggy J. Miller                 -           127,500              -                   7,969

_______________

(1) Based on the difference between the exercise price and the average of the bid and ask price on NASDAQ of the Company's common stock on that date ($1.3125). The actual value, if any, which may be realized by any officer will vary based on exercise date and the market price of the related common stock when sold.

REPORT ON REPRICING OF OPTIONS/SAR'S. Shown below is information with respect to the Company's ten-year history on the repricing of stock options and stock appreciation rights (SAR's) held by named executive officers.

				 Ten-Year Option/SAR Repricings
										     Length of
					       Market Price  Exercise                Original
				Number of      of Stock      Price                   Option Term
				Options/SAR's  at Time of    at Time of    New       at Date of
				Repriced or    Repricing or  Repricing or  Exercise  Repricing or
Name                 Date       Amended        Amendment     Amendment     Price     Amendment
___________________  ________   _____________  ____________  ____________  ________  ____________
Arthur S. Przybyl    01/26/96(a)   37,500(1)      $1.25         $4.63       $1.25     6 years
Then President and                 75,000(1)       1.25          4.00        1.25     7 years
Chief Operating
Officer

Peggy J. Miller      01/26/96(a)   67,500(2)       1.25          4.25        1.25     5 years
Vice President       01/26/96(a)    3,750(2)       1.25          5.00        1.25     4.5 years
and Chief Financial  01/26/96(a)   56,250(2)       1.25          4.00        1.25     6 years
Officer

Richard Hollis       12/23/92(b)   40,000          3.50          5.00        3.50     16 months
Then Chief
Operating Officer

________________

(1)  Replaces 50,000 and 100,000 options, respectively.

(2)  Replaces 90,000, 5,000 and 75,000 options, respectively.

(a) These options were repriced based on the Compensation and Stock Option Committees' belief that the difference between the current fair market value of the Company's common stock and the option exercise prices before repricing did not meaningfully align employees' and shareholders' interests and, therefore, did not serve the long-term interests of the Company. In order to be eligible for this repricing, the named executive officers were required to forfeit 25% of option shares previously granted.

     The foregoing report has been furnished by the Compensation and Stock Option Committees consisting of Ms. Fey and Messrs. Gouveia, Ruedy, and Spearman.

(b) This transaction resulted from the cancellation of options originally granted to Mr. Hollis on April 28, 1992 and the issuance of a similar amount of new options on December 23, 1992. The full report from the Board on this transaction was contained in the proxy statement for the fiscal year ended March 31, 1993.

EMPLOYMENT CONTRACTS. The Company entered into an employment agreement with Mr. O'Shea to serve as Chairman and Chief Executive Officer. His salary, currently $195,000 per annum, is subject to annual adjustment by the Board of Directors. His agreement continues until terminated. In addition to his base salary, Mr. O'Shea was granted a total of 500,000 incentive stock options at prices ranging from $2.69 to $4.50 per share which vest variously over a three year period. He will receive 100,000 shares of common stock when the Company first achieves two consecutive quarters of positive earnings per share. He received relocation expense reimbursements grossed-up for withholding taxes and will receive annual payment of certain disability and life insurance policy premiums. In the event he is terminated, he will receive his base salary for up to two years. If he becomes disabled, he will continue at 75% of his then current salary for not less than six months and at 50% of such salary for the successive six months. In the event of his death, his salary will continue for 60 days following the end of the month of his death. Under the agreement, he is permitted to participate in any net profit sharing, deferred compensation or other programs. In addition, he is prohibited from competing with the Company for three years following termination of the agreement.

     The Company has entered into an employment agreement with Ms. Miller to serve as Vice President and Chief Financial Officer. In the event she is terminated, she will receive her base salary for up to four months. Her salary, currently $105,000 per annum, is subject to annual adjustment by the Board of Directors. Her agreement continues until terminated. In the event she is disabled, she will continue at 75% of her then current salary for not less than six months and then at 50% of such salary through the end of the current term. In the event of her death, her salary will continue for 60 days following the end of the month of her death. Under the agreement, she is permitted to participate in any net profit sharing, deferred compensation or other programs. In addition, she is prohibited from competing with the Company for three years following termination of the agreement.

     The Company has entered into an employment agreement with Mr. Redmond to serve as Vice President of Sales and Marketing. In the event he is terminated, he will receive his base salary for up to four months. His salary, currently $100,000 per annum, plus $500 per month car allowance, is subject to annual adjustment by the Board of Directors. His agreement continues until terminated. In the event he is disabled, he will continue at 75% of his then current salary for not less than six months and then at 50% of such salary through the end of the current term. In the event of his death, his salary will continue for 60 days following the end of the month of his death. Under the agreement, he is permitted to participate in any net profit sharing, deferred compensation or other programs. In addition, he is prohibited from competing with the Company for three years following termination of the agreement.

ESCROWED SHARES. As a result of the Company's initial public offering on the Vancouver Stock Exchange, 1.5 million shares of the Company were held in escrow pursuant to an Escrow Agreement dated May 30, 1986, among the Company, WAM Partnership and the escrow agent, Montreal Trust Company. WAM Partnership is owned by Carl E. Wilcox, former Chairman and C.E.O., and J. Thomas Morrow, former Director, and managed by Mr. Wilcox. Both Mr. Wilcox and Mr. Morrow are founders of the Company. The Escrow Agreement provided that these escrowed shares would be released from escrow based on two times the excess of cumulative cash flow for five consecutive years (as defined in the agreement) over 25% of the per share price in the Company's initial public offering, multiplied by the number of shares in escrow, calculated on an annual basis. Alternatively, the shares could be released by making application and obtaining consent of the Superintendent of Brokers of British Columbia based on demonstrating company value. Under the escrow agreement, any shares not released by July 14, 1996 would be cancelled.

     In connection with Mr. Wilcox's resignation as Chairman and C.E.O. of the Company, the Board of Directors granted Mr. Wilcox a special power of attorney to exclusively perform all acts necessary to obtain extension of the escrow and/or release of the WAM Partnership escrow shares. In addition, the Board agreed to pay up to $10,000 of costs associated with such extension and/or release.

     On June 3, 1996, the British Columbia Securities Commission informed the Company that its Executive Director (formerly the Superintendent of Brokers) consented to the release of all shares originally held in escrow. This means that the 1.5 million shares of common stock which had been held under this escrow arrangement are now held by the owners of the shares without risk of cancellation and may be sold. Upon release, approximately 150,000 of these shares are considered to have been contributed back to the Company and reissued to certain former employees in consideration for past services rendered on behalf of the Company. The Company will record the shares as contributed capital with a corresponding non-cash charge to compensation expense at the fair market value of the stock on the date of issuance. Accordingly, a non-cash charge of up to $210,938 will be recorded in the financial statements in the first quarter of fiscal 1997 (quarter ending June 30, 1996).

SEC FILINGS. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and 10 percent shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10 percent shareholders are required by Commission regulations to furnish the Company with all Section 16(a) reports they file.

     Based solely on the Company's review of the copies of such reports the Company received and written representations from the Company's officers and directors, the Company believes that all required reports were timely filed in fiscal 1996.

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEES ON EXECUTIVE COMPENSATION

     The Company has maintained a philosophy of seeking to attract and retain a key group of experienced executives capable of successfully completing product development, ramping up manufacturing, launching marketing and sales, and providing strong financial management. Mindful of conserving cash resources, the Company has provided a combination of annual cash compensation and stock option grants which emphasizes lower cash compensation in exchange for potential long-term gains through stock option appreciation. The Company believes such a strategy is in the best interests of the shareholders and provides proper incentives to increase long-term shareholder value. The Company's Compensation Committee is responsible for reviewing cash compensation paid to the Company's executive officers and makes recommendations to the Stock Option Committee for stock option and common stock grants. The Stock Option Committee is responsible for administering all stock option and common stock grants including awards to the Company's executive officers.

     Overall, the Company's executive compensation mix is composed as follows:

     Base Salary. This is an amount of annual cash compensation which the Company believes is the minimum necessary to attract and retain qualified executives and is administered on behalf of the Board of Directors by the Chief Executive Officer for all executive officers other than the C.E.O. As can be determined from the Summary Compensation Table preceding, under this policy only three of the Company's six executive officers have cash compensation exceeding $100,000 per year. Until the Company achieves significant revenues, it has been the Board's policy to hold base salaries to at or below market, determined based on the Company's experience in recruiting key executives, relying instead on stock option incentives to attract and retain qualified executive officers. In fiscal 1996, the Company's Chief Executive Officer, Mr. O'Shea, was paid an annual salary of $195,000 beginning April 10, 1995. This salary was determined based on a review of competitive salaries by the recruitment consultants engaged by the Board to assist it in identifying and screening candidates for the chief executive officer position and is considered, based on the Board's experience during the recruitment process, as being at or below market for the position. As part of the Company's negotiation with Mr. O'Shea regarding his compensation package, the Board agreed to pay premiums on certain life and disability policies owned by Mr. O'Shea. Payment of these premiums is similar to supplemental policy premiums paid by the Company on behalf of its former chief executive officer.

     In addition to his annual salary, Mr. O'Shea was granted one time reimbursement of moving and other expenses including gross-up for taxes necessary to relocate him from his former residence. The value of such reimbursements totaled $146,996 and was considered, based on discussions with the executive search firm, to be reasonable and necessary to engage an executive with the ability and experience that the Company was seeking.

     Annual Incentives. As circumstances are appropriate, the Company has annual incentive programs for individual executives or for the executive officer group as a whole. These programs have specific performance criteria and awards determined based on Company business goals for the period. In fiscal 1996, the Company did not have individual or group incentive programs with respect to any of its executive officers because of the uncertainties involved in the transition to the new chief executive officer.

     The Company may also award cash, stock and option grants on a discretionary basis to its executive officers where, in the opinion of the Company's Stock Option Committee, performance merited such compensation. With respect to fiscal 1996, Mr. O'Shea received a discretionary stock option award which entitles him to purchase 25,000 shares of the Company's common stock at $1.3125 per share. Such award was made to Mr. O'Shea for his leadership in implementing improved management practices at the Company and for the progress made on the Company's phase-in of the product cost reduction program.

     Long-Term Incentives. At present the Company's primary long-term incentive program is the 1992 Stock Incentive Plan which is available to all employees, executive officers and non-employee consultants of the Company.
The Board of Directors' Stock Option Committee grants all options pursuant to this plan. Generally, executive officers upon joining the Company are granted options vesting over a three-year period at current fair market value in amounts which, in the Stock Option Committee's opinion, are consistent with their positions and responsibilities with the Company. In addition, based on individual annual performance and contribution to the long-term goals of the Company, executive officers may receive additional stock option grants. The amount and terms of such options are discretionary and are determined subjectively by the Stock Option Committee taking into account Company and individual performance. Generally, such options vest over a number of years and are intended to focus executive officers on achieving the long-term goals of the Company and to directly reward them for corresponding increases in shareholder value. In connection with his employment with the Company, Mr. O'Shea was granted options to purchase 500,000 shares of the Company's common stock as follows: 150,000 shares at $2.69 per share vesting immediately on the date of grant; 150,000 shares at $3.50 per share vesting over two years; and 200,000 shares at $4.50 per share vesting over three years. As an additional incentive to achieve profitability, Mr. O'Shea will receive 100,000 shares of common stock when the Company first achieves two consecutive quarters of positive earnings per share before any charges for such incentive compensation. The stock and option package was determined by negotiation with Mr. O'Shea wherein he agreed to a reduced base salary for a larger potential equity ownership of the Company.

     The Company also has a 401(k) Retirement Benefit Plan for its employees including its executive officers which provides for voluntary employer matches of employee contributions up to 6% of salary and for discretionary profit sharing contributions to all employees. In fiscal 1996, Mr. O'Shea received $675 (or 540 shares) of Company common stock under the matching provisions of the 401(k) Plan.

     Due to the availability of operating loss carryforwards, the Compensation and Stock Option Committees determined Mr. O'Shea's compensation package without regard to the limitations of deductibility imposed by Internal Revenue Code Section 162(m).

     The Company is engaged in a highly competitive industry. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. The Board of Directors believes that the above described compensation structure will help the Company to achieve these objectives.

     The foregoing report has been furnished by the following directors: for the Compensation Committee, William A. Gouveia and Cecil F. Spearman, and for the Stock Option Committee, Grace K. Fey and John Ruedy, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Effective with the annual shareholders' meeting in October 1995, the Board adopted a structure whereby in addition to the Stock Option Committee, executive compensation was administered by a separate committee of the Board. Prior to that time, executive compensation was administered by the Board as a whole. Jim O'Shea, the Company's Chairman, President, Chief Executive Officer and a Director, participated in deliberations concerning executive officer compensation, but abstained from deliberations concerning his own compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 12, 1995, the Board of Directors announced the resignation of the Company's Chairman and Chief Executive Officer, Carl E. Wilcox. In consideration for Mr. Wilcox's long service to the Company, the Board granted Mr. Wilcox 100,000 shares of common stock valued at $241,000 and cash compensation totalling $247,000. The Board also vested 200,000 previously granted option shares at $4.00 per share and extended the expiration date to January 14, 1998. The Board granted Mr. Wilcox a special power of attorney to exclusively perform all acts necessary to obtain extension and/or release of the WAM Partnership escrow shares. On June 3, 1996, the British Columbia Securities Commission informed the Company that release of the escrow shares had been granted. The Board also agreed to pay Mr. Wilcox $20,000 per year for two years under a covenant not-to-compete. Mr. Wilcox continued to serve as a Director of the Company until October 25, 1995.

STOCK PERFORMANCE CHART

     The following chart compares the yearly stock market (U.S.) percentage change in the cumulative total stockholder return on the Company's common stock during the five fiscal years ended March 31, 1996 with the cumulative total return on the NASDAQ Stock Market (U.S.) Index and the Hambrecht and Quist Healthcare Index (exclusive of biotechnology companies). The comparison assumes $100 was invested on March 31, 1991, in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

		COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
	  AMONG BIOJECT MEDICAL TECHNOLOGIES INC., NASDAQ STOCK INDEX
	AND HAMBRECHT AND QUIST HEALTH CARE FUND EXCLUDING BIOTECH INDEX

			    3/91    3/92    3/93    3/94    3/95    3/96
			    ____    ____    ____    ____    ____    ____

Bioject Medical
Technologies Inc.           $100    $170    $113    $103    $ 53    $ 35

NASDAQ Stock Index          $100    $127    $147    $158    $176    $289

Hambrecht and Quist
Health Care Fund
Excluding Biotech Index     $100    $146    $108    $ 96    $129    $196


PROPOSAL #2:  AMENDMENT TO 1992 STOCK INCENTIVE PLAN

     The 1992 Stock Incentive Plan (the "Plan") was initially adopted by the Board on July 30, 1992, was approved by the shareholders of the Company at the annual meeting held on November 20, 1992 and was amended effective September 21, 1994. The Plan as amended authorizes the grant of options to purchase up to 3,000,000 shares of the Company's common stock. At the time of initial adoption of the Plan, 729,100 options had already been granted. Since that time, the Company has expanded its sales force, created a clinical department, built a manufacturing engineering group and recruited a new chief executive officer, all of which required option grants to recruit and retain qualified employees. As of July 25, 1996, a total of 570,756 options were available to be granted to current or future employees. Management believes that the ability to grant incentive options is crucial to its continuing ability to attract and retain qualified employees. Shares outstanding under the Plan which expire or are otherwise terminated or not issued pursuant to Awards become available for grants of new Awards under the Plan. ON JULY 25, 1996, THE BOARD ADOPTED, SUBJECT TO SHAREHOLDER APPROVAL, AN AMENDMENT (THE "AMENDMENT") TO THE PLAN EXTENDING THE LAST DATE ON WHICH AWARDS (AS DEFINED BELOW) COULD BE MADE PURSUANT TO THE PLAN FROM JUNE 8, 1998 TO JULY 29, 2002. NO OTHER REVISIONS OR CHANGES WERE MADE TO THE PLAN. The average of the high and low sales prices for the Company's common stock reported on the NASDAQ National Market on July 25, 1996 was $1.20. A summary description of certain terms and provisions of the amended Plan follows.

AWARDS AND ELIGIBILITY. The Plan provides for stock-based awards to (i) employees and officers of the Company and its subsidiaries, (ii) selected non-employee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary, and (iii) outside (non-employee) directors of the Company. Awards which may be granted under the Plan include stock options, stock bonuses, stock appreciation rights, and specified sales of stock (collectively, "Awards"). The Stock Option Committee of the Board of Directors (the "Committee") administers the Plan and determines the key employees and non-employee advisors of the Company and its subsidiaries who are to receive Awards under the Plan and the types, amounts, and terms of such Awards. The Committee currently consists of Ms. Fey and Dr. Ruedy. Subject to shareholder approval, no Awards may be granted under the Plan, as amended, on or after July 29, 2002.

     At July 25, 1996, a total of 59 persons were eligible for Awards under the Plan, including each of the Company's 5 executive officers, 45 other employees, 5 non-employee advisors, and each of the Company's four outside (non-employee) directors. At that date, these persons represented the pool of individuals considered to be eligible to participate in the Plan. Outside directors may receive only the non-discretionary options as described under "Election of Directors -Board of Directors Composition, Compensation and Committees."

PURPOSES.   The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain, and reward key employees, non-employee advisors, and directors. The Plan is also intended to strengthen the commonality of interests between the Company's shareholders and such employees, non-employee advisors, and directors by offering equity-based incentive Awards to promote a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company.

OPTIONS. Options granted under the Plan may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code (the "Code") or nonqualified options. The Committee determines the number of shares of common stock subject to options granted, the option price, the term of the option, the time or times at which the option may be exercised and whether an option is an incentive or nonqualified stock option. Incentive stock options, however, may be exercisable not more than ten years from the date of grant. The Plan does not limit the maximum term or amount of award for nonqualified options. The exercise price per share for options granted under the Plan generally must be at least 100 percent (for incentive stock options) or 75 percent (for nonqualified options) of the fair market value of a share of common stock on the date the option is granted. The purchase price for options may be paid in cash or, at the discretion of the Committee, in whole or in part in shares of common stock. In the event that the employment or service of the optionee with the Company or a parent or subsidiary corporation of the Company terminates for any reason other than for death or physical disability, vested options may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of 90 days after the date of such termination. In the event of termination of employment due to death or disability, the options may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of one year after the date of such termination.

STOCK BONUSES. The Committee may award Shares under the Plan as stock bonuses. Shares awarded as a stock bonus shall be subject to such terms, conditions, and restrictions as shall be determined by the Committee, all of which shall be evidenced in a writing signed by the recipient prior to receiving the bonus Shares.

STOCK SALES. The Committee may issue Shares under the Plan for such consideration (including promissory notes and services) as determined by the Committee, provided that in no event shall the consideration be less than 75 percent of the fair market value of the Shares at the time of issuance. Shares so issued shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the Shares issued, together with such other restrictions as may be determined by the Committee.

STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights ("SARs") under the Plan. A recipient of SARs will receive, upon exercise, a payment (in cash or in shares of common stock) based on the increase in the price of a share of common stock between the date of grant and the date of exercise. SARs may be granted in connection with options or other Awards granted under the Plan or may be granted as independent Awards. If a SAR is granted in connection with an option, the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a SAR, any option or portion thereof to which the SAR relates terminates. If a SAR is granted in connection with an option, upon exercise of the option, the SAR or portion thereof to which the option relates terminates.

TAX CONSEQUENCES TO THE COMPANY AND ITS SUBSIDIARIES. To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an incentive stock options, the Company or its subsidiaries will not be entitled to any tax deductions in connection with incentive stock options. In all other cases, the Company or its subsidiaries will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to Awards.

TAX CONSEQUENCES TO RECIPIENT. Incentive Stock Options. Incentive stock options under the Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. No income results to a participant upon the grant of an incentive stock option or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain, except that if such disposition occurs within one year after exercise of the option or two years after grant of the option, the participant will recognize taxable compensation at ordinary income tax rates measured by the amount by which the lesser of (i) the fair market value on the date of exercise minus the exercise price or (ii) the amount realized on the sale of the share exceeds the exercise price. For purposes of determining alternative minimum taxable income, an incentive stock option is treated as a nonqualified option.

     Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary income measured by the difference between the exercise price and the fair market value of the shares acquired on the date of exercise.

     Bonus Shares and Stock Sales. Bonus shares awarded under the Plan and shares sold outright under the Plan, which are transferable or not subject to a substantial risk of forfeiture, are taxable as ordinary income equal to the excess of the fair market value of the shares received (determined as of the date of settlement) over the amount, if any, paid for the shares by the participant. In the case of shares that are not transferable and are subject to a substantial risk of forfeiture on the date of issuance, the participant will generally recognize ordinary income equal to the excess of the fair market value of shares received (determined as of the date on which the shares either become transferable or are not subject to a substantial risk of forfeiture) over the amount, if any, paid for the shares. In this case, a participant may elect to recognize income when the shares are received, rather than upon the expiration of the transfer restriction or risk of forfeiture, and, in such event, the amount of ordinary income will be determined as of the date of issuance rather than upon expiration of the applicable restriction.

     Stock Appreciation Rights. The grant of a SAR to a participant will not cause the recognition of income by the participant. Upon exercise of a SAR, the participant will realize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any shares of common stock or other property delivered to the participant.

CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of common stock of the Company are hereafter increased or decreased or are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, the Committee shall make appropriate adjustments (i) in the number and kind of shares available for awards under the Plan; and (ii) in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the participant's proportionate interest before and after the occurrence of the event is maintained.

	THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE PLAN. If a quorum is present at the annual meeting of shareholders, the proposal will be adopted if it receives the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote upon the proposal at the meeting. Shareholders may expressly abstain from voting upon the proposal; such shares will have the effect of voting against the Amendment. Shares represented by duly executed and returned proxies of brokers or other nominees which are expressly not voted upon the proposed Amendment ("broker non-votes") will have no effect on the required vote. In the event the Amendment is not approved by the shareholders, the last date on which Awards can be made pursuant to the Plan will remain in effect only through June 8, 1998.

OTHER MATTERS TO BE ACTED UPON

     It is not known whether any other matters will come before the Meeting other than as set out above and in the Notice of Meeting. However, if such should occur, the person named in the accompanying form of proxy intends to vote on the matters in accordance with his best judgment exercising discretionary authority with respect to amendments or variations or matters identified in the Notice of Meeting and other matters which may properly come before the Meeting or an adjournment thereof.

SHAREHOLDER PROPOSAL AND NOMINATION PROCEDURES FOR THE MEETING

     Article II of the Company's Bylaws provides that advance notice of nominations for the election of directors or proposals for an amendment to the Company's Bylaws must be received by the Company thirty (30) days prior to the date of the shareholder meeting at which the shareholder wishes to present such nomination or proposal or, if less than 40 days' notice of the date of the meeting is given to shareholders, by the close of business on the 10th day following the date on which notice of the meeting was mailed to shareholders.

     Each notice of a nomination or proposal of a Bylaw amendment must contain, among other things, (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or proposal; (iii) certain biographical information concerning each person to be nominated for election as a director, the number of shares of common stock beneficially owned by such nominee, and the consent of such person to serve as a director if so elected; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) the provisions of any proposed Bylaw amendment and any financial interest of the shareholder in the proposal; and (vi) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

ANNUAL REPORT

      The Company's Annual Report to Shareholders for the fiscal year ended March 31, 1996, accompanies this proxy statement. On written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended March 31, 1996, filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of the Company's Common Stock on August 2, 1996, the record date for the 1996 annual meeting of shareholders, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the Secretary of the Company at the address of the Company set forth in the Notice of Annual Meeting of Shareholders immediately preceding this proxy statement.

INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, examined the financial statements of the Company for fiscal 1996. No change in independent public accountants is contemplated for fiscal 1997. The Company expects representatives of Arthur Andersen LLP to be present at the 1996 annual meeting of shareholders and to be available to respond to appropriate questions from shareholders. The accountants will have the opportunity to make a statement at the meeting if they desire to do so.

PROPOSALS OF SHAREHOLDERS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders to be presented at the Meeting to be held in September 1997 must be received at the Company's executive offices by April 4, 1997, in order to be included in the Company's proxy statement and form of proxy concerning that meeting.

	  DATED at Portland, Oregon, this 9th day of August, 1996.

					     BY ORDER OF THE BOARD

					     /S/ PEGGY JARVIS MILLER
					     _______________________
					     Peggy Jarvis Miller
					     Vice President, Chief Financial
					      Officer and Secretary

			     NOTICE OF

		     ANNUAL SHAREHOLDERS' MEETING

				AND

			  PROXY STATEMENT


		    -----------------------------

			   August 9, 1996


			  PORTLAND, OREGON

		    -----------------------------

			   (BIOJECT LOGO)

			BIOJECT MEDICAL TECHNOLOGIES INC.
			 ANNUAL MEETING OF STOCKHOLDERS
			       September 19, 1996


	  This Proxy is Solicited on Behalf of the Board of Directors


James C. O'Shea and Peggy J. Miller and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse of this proxy card, on all proposals and in the discretion of the proxies on such other matters as may properly come before the annual meeting of stockholders of Bioject Medical Technologies Inc. to be held on September 19, 1996 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Meeting"), all shares of stock of Bioject Medical Technologies Inc. (the "Company") to which the undersigned is entitled to vote at the Meeting. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged by the undersigned.

			 (To be Signed on Reverse Side)


/X/ Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

1. Election of the following nominee(s) as directors to serve in such capacities until their successors are duly elected and qualified.

      / / FOR ALL (Except as marked          / / WITHHELD FOR ALL
	   to the contrary below)

	  Nominees:     Grace K. Fey
			William A. Gouveia
			Eric T. Herfindal
			James C. O'Shea
			John Ruedy, M.D.
			Cecil E. Spearman


2.    Approval of an amendment to the Company's 1992 Stock Incentive Plan.

      / / FOR                   / / AGAINST                / / ABSTAIN



3. Transactions of such other business as may properly come before the meeting or any adjournments thereof.


UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY TODAY.


SIGNATURE: ______________________________   DATE: _________________________


SIGNATURE: ______________________________   DATE: _________________________
	   (SIGNATURE, IF HELD JOINTLY)

NOTE: _____________________________________________________
      Capacity (Title of Authority, i.e., Executor, Trustee)